August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY SPECIAL GROWTH FUND
Dated June 30, 2005

The Fund has suspended offering its shares to new investors, except as follows. The Fund will continue to offer its shares (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Fund in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices  where shares of the Fund are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer its shares to existing shareholders and may recommence offering its shares to other new investors in the future.

Additionally, the first sentence of the third paragraph in the section of the Fund's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund's small cap equity investments may include foreign securities (held either directly or in the form of depositary receipts), which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

The following paragraph is hereby added as the third paragraph within the section of the Fund's Prospectus titled "Principal Risks—Foreign Securities":

The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

The second paragraph of the section of the Fund's Prospectus titled "Fund Management" is hereby deleted and replaced with the following:

The Fund is managed within the Investment Adviser's U.S. Growth team. Current members of the team responsible for the day-to-day management of the Fund include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser, Sam G. Chainani, an Executive Director of the Investment Adviser and Alexander Norton, a Vice President of the Investment Adviser. Mr. Lynch has worked for the Investment Adviser since 1998 and began managing the Fund in October 2002. Prior to October 2002, Mr. Lynch worked in an investment management capacity for the Investment Adviser. Mr. Cohen has worked for the Investment Adviser since 1993 and began managing the Fund in October 2002. Prior to October 2002, Mr. Cohen worked in an investment management capacity for the Investment Adviser. Mr. Chainani has worked for the Investment Adviser since 1996 and began managing the Fund in June 2004. Prior to June 2004, Mr. Chainani worked in an investment management capacity for the Investment Adviser. Mr. Norton has worked for the Investment Adviser since 1999 and began managing the Fund in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for the Investment Adviser. Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37892SPT-01

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SPECIAL GROWTH FUND
Dated June 30, 2005

The following paragraphs are hereby added within the section of the Fund's Statement of Additional Information titled "II. Description of the Fund and Its Investments and Risks—B. Investment Strategies and Risks":

Depositary Receipts.    Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in a registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.